                                                                  EXHIBIT 99.18

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.            CASE NUMBER: 01-10975 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.




/s/  NICHOLAS J. DAVISON
----------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.            CASE NUMBER: 01-10975 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS
                                    --------


 Attachment 1              Summary of Bank and Investment Accounts

 Attachment 2              Schedule of Receipts and Disbursements

 Attachment 3              Bank and Investment Account Statements

 Attachment 4              Income Statement

 Attachment 5              Balance Sheet

 Attachment 6              Summary of Due To/Due From Intercompany Accounts

 Attachment 7              Accounts Receivable Aging

 Attachment 8              Accounts Payable Detail

 Attachment 9              Notes to January 2002 Monthly Operating Report


                     Summary Of Bank And Investment Accounts       Attachment 1
                        Great Hawaiian Cruise Line, Inc.
Summary                     Case No: 01-10975 (EIK)                   Unaudited
Great Hawaiian              For Month Of January, 2002
Cruise lane, Inc.


                                                       Balances
                                         -----------------------------------     Receipts &       Bank
                                             Opening           Closing           Disbursements    Statements          Account
 Account                                 As Of 1/01/02         As Of 1/31/02     Included         Included            Reconciled
 -------                                 -------------         -------------     -------------    ----------          ----------
 No Bank Or Investment                         NA                    NA                NA             NA                  NA
 Accounts


                            Receipts & Disbursements               Attachment 2
                        Great Hawaiian Cruise Line, Inc.
Summary                      Case No: 01-10975 (EIK)
Great Hawaiian             For Month Of January, 2002
Cruise Line
 Attach 2&3


         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                  Concentration & Investment Account Statements    Attachment 3
                        Great Hawaiian Cruise Line. Inc.
Summary                     Case No: 01-10975 (EIK)
Great Hawaiian            For Month Of January, 2002
Cruise Line
Attach 2&3


         No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02

 currency USD
  Company=50 (GREAT HAWAII CRUISE IN)



                                                        PTD-Actual
                                                          JAN-02
                                                       -----------
Revenue
 Gross Revenue                                                0.00
 Allowances                                                   0.00
                                                       -----------
 Net Revenue                                                  0.00
Operating Expenses
 Air                                                          0.00
 Hotel                                                        0.00
 Commissions                                                  0.00
 Onboard Expenses                                             0.00
 Passenger Expenses                                           0.00
 Vessel Expenses                                              0.00
 Layup/Drydock Expense                                        0.00
 Vessel Insurance                                             0.00
                                                       -----------
 Total Operating Expenses                                     0.00
                                                       -----------
 Gross Profit                                                 0.00
SG&A Expenses
   Sales & Marketing                                          0.00
   Pre-Opening Costs                                          0.00
                                                       -----------
 Total SG&A Expenses                                          0.00
                                                       -----------

  EBITDA
                                                              0.00
  Depreciation                                                0.00
                                                       -----------
  Operating Income                                            0.00
  Other Expense/(Income)
  Interest Income                                             0.00
  Interest Expense                                            0.00
  Equity in Earnings for Sub                            110,580.28
  Reorganization expenses                                     0.00
                                                       -----------
  Total Other Expense/ (Income)                        (110,580.28)
                                                       -----------
  Net Pretax Income/(Loss)                              110,580.28
                                                       -----------
  Income Tax Expense                                          0.00
                                                       -----------
  Net Income/ (Loss)                                    110,580.28
                                                       -----------


                                AMCV US SET BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

 currency USD
   Company=50 (GREAT HAWAII CRUISE LN)


                                                           YTD-Actual          YTD-Actual
                                                             JAN-02              OCT-01
                                                       --------------        --------------
ASSETS
       Cash and Equivalent                                       0.00                  0.00
       Restricted Cash                                           0.00                  0.00
       Marketable Securities                                     0.00                  0.00
       Accounts Receivable                                       0.00                  0.00
       Inventories                                               0.00                  0.00
       Prepaid Expenses                                          0.00                  0.00
       Other Current Assets                                      0.00                  0.00
                                                       --------------        --------------
             Total Current Assets                                0.00                  0.00
       Fixed Assets                                              0.00                  0.00
       Accumulated Depreciation                                  0.00                  0.00
                                                       --------------        --------------
             Net Fixed Assets                                    0.00                  0.00
       Net Goodwill                                              0.00                  0.00
       Intercompany Due To/From                        (24,594,729.45)       (24,608,201.70)
       Net Deferred Financing Fees                               0.00                  0.00
       Net Investment in Subsidiaries                   42,500,459.37         41,532,108.18
       Other Non Current Assets                                  0.00                  0.00
                                                       --------------        --------------
             Total Other Assets                         17,905,729.92         16,923,906.48
                                                       --------------        --------------
             Total Assets                               17,905,729.92         16,923,906.48
                                                       --------------        --------------


                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

 currency USD
  Company=50 (GREAT HAWAII CRUISE LN)

                                                           YTD-Actual              YTD-Actual
                                                             JAN-02                  OCT-01
                                                         --------------          --------------
LIABILITIES

Accounts Payable                                                   0.00                    0.00
Accrued Liabilities                                                0.00                    0.00
Deposits                                                           0.00                    0.00
                                                         --------------          --------------
       Total Current Liabilities                                   0.00                    0.00
Long Term Debt                                                     0.00                    0.00
Other Long Term Liabilities                               (1,816,230.95)          (1,816,230.95)
                                                         --------------          --------------
       Total Liabilities                                  (1,816,230.95)          (1,816,230.95)

OTHER
Liabilities Subject to Compromise                                  0.00                    0.00
                                                         --------------          --------------
       Total Other                                                 0.00                    0.00
OWNER'S EQUITY
Common Stock                                                   8,440.25                8,440.25
Add'1 Paid In Capital                                     76,531,536.87           76,531,536.87
Current Net Income (Loss)                                    110,580.28          (11,777,334.92)
Retained Earnings                                        (56,928,596.53)         (46,022,504.77)
                                                         --------------          --------------
       Total Owner's Equity                               19,721,960.87           18,740,137.43
                                                         --------------          --------------
       Total Liabilities & Equity                         17,905,729.92           16,923,906.48
                                                         --------------          --------------


                         Great Hawaiian Cruse Line, Inc.
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002



                                                              BEGINNING                                              ENDING
AFFILIATE NAME                                 CASE NUMBER     BALANCE            DEBITS            CREDITS          BALANCE
American Classic Voyages Co.                   01-10954     (3,586,530.01)        976.77           14,172.43      (3,599,725.67)
AMCV Cruise Operations, Inc.                   01-10967         (1,574.81)            --                  --          (1,574.81)
The Delta Queen Steamboat Co.                  01-10970          1,286.35             --                  --           1,286.35
Oceanic Ship Co.                               N/A              (1,803.12)            --                  --          (1,803.12)
Great Hawaiian Properties Corporation          01-10971      3,667,617.75             --                  --       3,667,617.75
American Hawaiian Properties Corporation       01-10976            743.26             --                  --             743.26
Great Independence Ship Co.                    01-10969    (24,661,273.21)            --                  --     (24,661,273 21)
                                                           ---------------------------------------------------------------------
                                                           (24,581,533.79)        976.77           14,172.43     (24,594,729.45)
                                                           =====================================================================


                        GREAT HAWAIIAN CRUISE LINE, INC.




                            ACCOUNTS RECEIVABLE AGING
                             AS OF JANUARY 31, 2002



                                  ATTACHMENT 7


                                 NOT APPLICABLE

                        GREAT HAWAIIAN CRUISE LINE, INC.




                             ACCOUNTS PAYABLE DETAIL
                             AS OF JANUARY 31, 2002



                                  ATTACHMENT 8


                                 NOT APPLICABLE

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.            CASE NUMBER: 01-10975 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.